UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 12, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Employment Agreement

On December 13, 2005, Chesapeake Corporation ("Chesapeake") amended its existing employment agreement with Andrew J. Kohut, President & Chief Executive Officer to reflect changes in job descriptions, responsibilities and duties resulting from his election as Chief Executive Officer which was previously announced on and effective as of November 10, 2005.

Mr. Kohut's employment agreement and related amendments, included herein as Exhibits 10.1 through 10.4, are incorporated herein by reference.

Annual Incentive Program

On December 13, 2005, the Committee of Independent Directors (as to the Chief Executive Officer) and on December 12, 2005, the Executive Compensation Committee (as to the other executive officers) of the Board of Directors approved the annual incentive award guidelines for the Corporation's fiscal year ended December 31, 2006, under the Corporation's 2006 annual incentive program. The criteria for awards under the 2006 annual incentive program for the executive officers are based on (a) the Corporation's financial performance, as measured by earnings per share, (b) the Corporation's achievement of savings under the previously announced $25 million cost savings program, and (c) the officers' achievement of individual goals.

Long-term Incentive Program

On December 13, 2005, the Committee of Independent Directors (as to the Chief Executive Officer) and on December 12, 2005, the Executive Compensation Committee (as to the other executive officers) of the Board of Directors also approved long-term incentive awards for the executive officers for the 2006-2008 cycle of the Corporation's 1997 Incentive Program, awarding performance-based restricted shares to the executive officers on January 4, 2006 as follows:

Officer	Title	Long-term Incentive Award
Andrew J. Kohut	President & Chief Executive Officer	41,700 shares
Neil Rylance	Executive Vice President - European Packaging
21,100 shares

J.P. Causey Jr.	Executive Vice President, Secretary & General Counsel	15,500 shares
Joel K. Mostrom	Senior Vice President & Chief Financial Officer	15,800 shares

The restricted shares for the 2006-2008 cycle, or portions thereof, will vest either during or at the end of the cycle if savings under the $25 million cost savings program and specific earnings per share growth targets are achieved.

Fiscal 2006 Compensation

On December 13, 2005, the Committee of Independent Directors (as to the Chief Executive Officer) and on December 12, 2005, the Executive Compensation Committee (as to the other executive officers) of the Board of Directors approved annual base salaries for fiscal 2006 for the Corporation's executive officers as follows:

Officer	Title	Compensation
Andrew J. Kohut	President & Chief Executive Officer	$540,000 (1)
Neil Rylance	Executive Vice President - European Packaging	240,000 pounds Sterling
J.P. Causey Jr.	Executive Vice President, Secretary & General Counsel	$282,000
Joel K. Mostrom	Senior Vice President & Chief Financial Officer	$293,000

(1) - Effective November 10, 2005

Change in Board Compensation

Chesapeake's Board of Directors also approved an additional annual retainer of $150,000 for Sir David Fell as a result of his election as non-executive Chairman of the Board of Directors of the Company and eliminated the additional annual retainer for the Chairman of the Committee of Independent Directors. His election was previously announced on and effective as of November 10, 2005.

ITEM 5.02 (b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 13, 2005, the Company announced that its Board of Directors has accepted the resignation of Keith Gilchrist, Executive Vice President and Chief Operating Officer of the Corporation, effective as of December 31, 2005. Gilchrist's resignation as a director is concurrent with his previously announced retirement as an officer and employee, and was tendered pursuant to the corporation's policy requiring a review of continued service as a director when a director's primary employment changes.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Bylaws of Chesapeake Corporation were amended effective December 13, 2005. Article IV, Section 2 was amended to change the number of Directors constituting the Board of Directors from twelve to eleven, who shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible.

A copy of the amended bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

3.1		Bylaws, as amended effective December 13, 2005

10.1

Amended and Restated Executive Employment Agreement with Andrew J. Kohut, dated as of April 22, 2003, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

10.2

First Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of January 3, 2005, filed as exhibit 10.9 to the Registrant's Current Report on Form 8-K dated January 3, 2005, and incorporated herein by reference.

10.3

Second Amendment to the Employment and Severance Benefits Agreement with Andrew J. Kohut, dated as of August 12, 2005, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 3, 2005, and incorporated herein by reference.

10.4		Third Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of December 13, 2005, filed herewith.
99.1	Press release dated December 13, 2005, announcing the resignation of Keith Gilchrist, executive vice president and chief operating officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: December 15, 2005	BY:	/s/ J. P. Causey, Jr.
J. P. Causey, Jr.
Executive Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1
Bylaws, as amended effective December 13, 2005
10.1

Amended and Restated Executive Employment Agreement with Andrew J. Kohut, dated as of April 22, 2003, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003, and incorporated herein by reference.

10.2

First Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of January 3, 2005, filed as exhibit 10.9 to the Registrant's Current Report on Form 8-K dated January 3, 2005, and incorporated herein by reference.

10.3

Second Amendment to the Employment and Severance Benefits Agreement with Andrew J. Kohut, dated as of August 12, 2005, filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 3, 2005, and incorporated herein by reference.

10.4
Third Amendment to Executive Employment Agreement with Andrew J. Kohut, dated as of December 13, 2005, filed herewith.
99.1
Press release dated December 13, 2005, announcing the resignation of Keith Gilchrist, executive vice president and chief operating officer.